U.S. SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                        FORM 8-K/A


                                       CURRENT REPORT

                                 Date of Report (Date
                              of earliest event reported):


                                  September 13, 2002

                                   Toys "R" Us, Inc.
                                   -----------------
                    (Exact name of registrant as specified in its Charter)



      Delaware                           1-11609                22-3260693
(State or other jurisdiction        (Commission Fil        (IRS Employer
  of incorporation)                        Number)          Identification No.)



  461 From Road Paramus, New Jersey                           07652
 (Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code: (201) 262-7800
















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This amendment is being made to re-file the same exhibits that were previously transmitted to the Commission as correspondence on September 12,2002.



Item 7(c) - Exhibits. The following exhibits are included in this 8-K:



Exhibit 99.1 -      Certificate of Chief Executive Officer, John H. Eyler, Jr.,
                    pursuant to Commission Order No. 4-460.

Exhibit 99.2 -      Certificate of Executive Vice President -
                    Chief Financial Officer, Louis Lipschitz, pursuant to Commission Order No. 4-460.

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 13, 2002



                                         By:  /s/ Louis Lipschitz



                                         Name:    Louis Lipschitz
                                         Title:   Executive Vice President -
                                                   Chief Financial Officer

                                EXHIBIT INDEX


Exhibit 99.1 -      Certificate of Chief Executive Officer, John H. Eyler, Jr.,
                    pursuant to Commission Order No. 4-460.

Exhibit 99.2 -      Certificate of Executive Vice President -
                    Chief Financial Officer, Louis Lipschitz, pursuant to Commission Order No. 4-460.